Exhibit 10.3

July 22, 2020

STRICTLY CONFIDENTIAL

Immuron Limited

Level 3, 62 Lygon Street

Carlton South, Victoria 3053

Australia

Attn: Jerry Kanellos, Ph.D., Chief Executive Officer

Dear Dr. Kanellos:

Reference is made to the engagement letter (the “Engagement Letter”), dated as of July 20, 2020, by and between Immuron Limited (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright shall serve as the exclusive agent in any offering of securities of the Company during the “Term” (as defined in the Engagement Letter). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

Solely in connection with the Company’s registered direct offering of its equity securities pursuant to a registration statement on Form F-3 (File No. 333-230762) and a prospectus supplement dated as of July 21, 2020, the Company and Wainwright hereby agree to remove in its entirety the management fee included in clasue (a) of Section A.3 of the Engagement Letter and revise the expenses included in clause (b) of Section A.3 of the Engagement Letter to $25,000 non-accountable expenses.

The Company and Wainwright hereby agree to add the following to the end of the last sentence of Section A.5 of the Engagement Letter:

“; provided however that this Section A.5 shall not apply solely in connection with the Company’s registered direct offering of its equity securities pursuant to a registration statement on Form F-3 (File No. 333-230762) and a prospectus supplement dated as of July 21, 2020.”

The Company and Wainwright hereby agree to amend and restate the first sentence of Section B of the Engagement Letter as follows:

“B. Term and Termination of Engagement; Exclusivity. The term of Wainwright's exclusive engagement will begin on the date hereof and end sixteen and one-half (16.5) months thereafter (the “Term”) unless earlier terminated for Cause.”

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded except as provided by the terms set forth herein.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

This agreement may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

		By:	/s/ Edward D. Silvera
Name: Edward D. Silvera
Title: Chief Operating Officer

Accepted and Agreed:

Immuron Limited

By:	/s/ Jerry Kanellos
Name: Dr. Jerry Kanellos
Title: Chief Executive Officer

[IMRN EA Amendment Signature Page]

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